                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1994-B
                                               February, 2000
                                               Payment: March 15, 2000

                                               7.85% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                               Cusip #                 393534AB8
                                               Trust Account #        33-31958-0
                                               Distribution Date: March 15, 2000

                                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                                         Original
--------------------------------------------                                                        ----------
1.    Amount Available                                                           540,388.64
                                                                          -----------------
      Pro rata Share of Excess from NIM 94-A                                   9,440,602.50
                                                                          -----------------

Interest

2.    Aggregate Interest                                                         129,052.67         1.39667392
                                                                          ------------------------------------
3.    Amount Applied to:
      (a)  accrued but unpaid Interest

4.    Remaining:
      (a)  accrued but unpaid Interest

5.    Monthly Interest                                                           129,052.67
                                                                          -----------------

Principal

6.    Current month's principal distribution                                   9,851,938.47       106.62271071
                                                                          ------------------------------------

7.    Remaining outstanding principal balance                                  9,875,857.71        106.8815769
                                                                          ------------------------------------
      Pool Factor                                                               0.10688158
                                                                          -----------------

8.    Present value of the projected remaining aggregate
      cashflows of the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date                                            371,562,341.66**
                                                                          -----------------
9.    Aggregate principal balance of loans
      refinanced by Green Tree Financial                                         791,126.44
                                                                          -----------------

10.   Weighted average CPR                                                           10.65%
                                                                          -----------------

11.   Weighted average CDR                                                            2.10%
                                                                          -----------------

12.   Annualized net loss percentage                                                  1.26%
                                                                          -----------------


13.   Delinquency              30-59 day                                              0.63%
                                                                          -----------------
                               60-89 day                                              0.34%
                                                                          -----------------
                               90+ day                                                0.63%
                                                                          -----------------
                               Total 30+                                              1.60%
                                                                          -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 2/15/00.

                                                Net Interest Margin Trust 1994-B
                                                February, 2000
                                                Payment: March 15, 2000



                                     Fee Assets
                     ---------------------------------------------------

                      Guarantee        Inside           Fee Asset
                     ---------------------------------------------------
                        Fees       Refi           Total

GTFC 1994-1             138,024.93      13,178.04            151,202.97
GTFC 1994-2                   0.00           0.00                  0.00
GTFC 1994-3                   0.00           0.00                  0.00
GTFC 1994-4                   0.00           0.00                  0.00
                     ---------------------------------------------------

                        138,024.93      13,178.04            151,202.97

Total amount of Guarantee Fees and
     Inside Refinance Payments                               151,202.97
                                                       ----------------

Subordinated Servicing Fees                                  235,478.01
                                                       ----------------

Payment on Finance 1 Note                                    386,680.98
                                                       ----------------

Allocable to Interest (current)                                    0.00
                                                       ----------------

Allocable to accrued but unpaid Interest                           0.00
                                                       ----------------

Accrued and unpaid Trustee Fees                                    0.00
                                                       ----------------

Allocable to Principal                                             0.00
                                                       ----------------

Finance 1 Note Principal Balance                                   0.00
                                                       ----------------

                                                Net Interest Margin Trust 1994-B
                                                February, 2000
                                                Payment: March 15, 2000



                                                   Inside
                                       Residual      Refi         Total
                           -----------------------------------------------

GTFC 1994-1                                0.00        0.00          0.00
GTFC 1994-2                                0.00   12,278.58     12,278.58
GTFC 1994-3                           25,054.03    4,511.94     29,565.97
GTFC 1994-4                           96,590.98   15,272.13    111,863.11
                           -----------------------------------------------

                                     121,645.01   32,062.65    153,707.66

                           Total Residual and Inside
                               Refinance Payments              153,707.66